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                                                                  EXHIBIT 23(ii)


                        INDEPENDENT AUDITOR'S CONSENT


     We consent to the incorporation by reference in this Registration Statement of Cox Radio, Inc. on Form S-8 of our report dated July 19, 1996 (relating to the financial statements of Infinity Holdings Corp. of Orlando), appearing in the Prospectus, which is part of Amendment No. 3 to Registration Statement No. 333-08737 of Cox Radio, Inc. on Form S-1.

/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

Atlanta, Georgia
October 1, 1996